UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2006
                                                  ----------------


                         Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                         ------------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         1-10095                                           57-0535180
--------------------------                     ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)

            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                         -------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Debtor-in-Possession Financing. On October 13, 2006, as authorized by the U.S. Bankruptcy Court for the District of Delaware in the proceedings under Chapter 11 of the U.S. Bankruptcy Code of Delta Woodside Industries, Inc. ("Delta Woodside), Delta Mills, Inc. ("Delta Mills") and Delta Mills Marketing, Inc. ("DMMI"), Delta Mills and DMMI entered into a Ratification and Amendment Agreement (the "Ratification Agreement") with GMAC Commercial Finance LLC
("GMAC"), which amended Delta Mills' existing revolving credit facility and factoring arrangements with GMAC to provide debtor-in-possession financing to Delta Mills and continued factoring of Delta Mills' accounts receivable post-petition pursuant to its existing factoring arrangements with GMAC. Under Delta Mills' credit facility as amended by the Ratification Agreement, GMAC will make advances and issue letters of credit up to a maximum of the lesser of $20,000,000 or the existing borrowing base calculation. The borrowing base is subject to a $3,000,000 availability block. GMAC's existing security interests in Delta Mills' and DMMI's accounts receivable, inventory and related property will continue to secure Delta Mills' and DMMI's pre-petition obligations to GMAC and will also secure Delta Mills' and DMMI's post-petition obligations to GMAC. In accordance with authority granted by the bankruptcy court, as further security for Delta Mills' and DMMI's post-petition obligations to GMAC, Delta Mills and DMMI have granted to GMAC a security interest in and liens on substantially all of Delta Mills' and DMMI's remaining assets, including both real and personal property.

The foregoing is qualified in its entirety by the text of the Ratification Agreement which is set forth in Exhibit 10.1 and included herein by reference.

The   authority   granted  by  the   Bankruptcy   Court   with   regard  to  the
debtor-in-possession financing is on an interim basis pending a final hearing on October 31, 2006.

Item 8.01. Other Events.

As previously disclosed, on October 13, 2006, Delta Woodside, Delta Mills and DMMI (collectively referred to as the "Companies") filed voluntary petitions for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

On October 13, 2006, the Bankruptcy Court entered orders in the Companies' Chapter 11 proceedings. These included, among others, the following orders:

- An order consolidating for procedural purposes only and directing joint administration of the Companies' Chapter 11 cases;

- An order authorizing the Companies to continue certain payroll and payroll related practices, including payment of certain pre-petition wages, salaries, vacation pay and other compensation, and certain employee medical claims, health benefits, retirement plan benefits and similar benefits;

- An order granting authority to honor certain pre-petition obligations and continue in the ordinary course certain pre-petition programs and practices with critical vendors, customers and others; and

- An interim order authorizing Delta Mills and DMMI to enter into the Ratification Agreement and to grant the additional security interests and liens described above in Item 1.01.

In addition, the Bankruptcy Court entered an order approving on an interim basis bidding procedures for a sale or sales of substantially all of the Companies' assets and miscellaneous asset sales, including initial bidding procedures, overbidding procedures and auction procedures, and scheduling hearings on approval of these matters and bid protections for a "stalking horse" bidder or bidders,. Pursuant to this order and unless subsequently modified by the Bankruptcy Court:

- Initial bids must be submitted on or before the initial bidding deadline, which is 5:00 pm Eastern Standard Time, on October 25, 2006.

- On October 31, 2006 (or as soon thereafter as counsel may be heard), the Bankruptcy Court will hold a designation hearing to consider the awarding of bid protection to any stalking horse bidder or bidders chosen by the Companies, GMAC and a committee of the Companies' creditors and/or the entry of an order allowing the Companies to conduct orderly miscellaneous asset sales.

- If a stalking horse bid is (or multiple stalking horse bids are) approved at the designation hearing, there will be a subsequent 7-day overbidding period during which other bidders may seek to top the stalking horse bid(s).

- In the event that the Companies receive additional qualified bids during the overbidding period, an auction of the relevant assets will be held on November 13, 2006 at 9:00 am Eastern Time.

- On November 15, 2006 (or as soon thereafter as counsel may be heard), a sale hearing will be held before the Bankruptcy Court to consider the issuance and entry of an order, inter alia, approving the sale of assets of the Companies subject to qualified bids free and clear of all Liens.

The foregoing is a summary of procedures approved by the Bankruptcy Court and is qualified in its entirety by the pertinent order of the Bankruptcy Court. The procedures described above may be changed by the order of the Bankruptcy Court. There can be no assurance that the Companies will receive any acceptable stalking horse bid or bids or any qualified overbid(s) or successfully sell any assets pursuant to the foregoing bid procedures.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

10.1 Ratification and Amendment Agreement dated as of October 13, 2006 by and among Delta Mills, Inc., Delta Mills Marketing, Inc. and GMAC Commercial Finance, LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DELTA WOODSIDE INDUSTRIES, INC.

Date: October 18, 2006                           By: /s/ W. H. Hardman, Jr.
                                                     ----------------------
                                                     W.H. Hardman, Jr.
                                                     Chief Financial Officer

                                    Exhibits

10.1 Ratification and Amendment Agreement dated as of October 13, 2006 by and among Delta Mills, Inc., Delta Mills Marketing, Inc. and GMAC Commercial Finance, LLC.